EXHIBIT 10.65

ARP-HCI-02-RPP-201-14	I&L Endorsement No. 1 – Lloyd’s

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

CERTAIN UNDERWRITERS AT LLOYD’S

(hereinafter called, with other participants, the “Reinsurer”)

who are signatories hereto, each for the proportion underwritten and not one for another

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	0.000%
Excess Layer 4	25.000%

Contract Year 2	Participation
Excess Layer 3	0.000%
Excess Layer 4	17.426%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

Contract Year 1

Excess Layer 4

Syndicate #	Pseudonym	Participation	Initial	Date
2001	AML	25.000%

ARP-HCI-02-RPP-201-14	I&L Endorsement No. 1 – Lloyd’s

DOC: May 31, 2015

Contract Year 2

Excess Layer 4

Syndicate #	Pseudonym	Participation	Initial	Date
2001	AML	17.426%

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

Syndicate #	Pseudonym	Initial	Date
2001	AML

The share attaching to this Contract is subscribed by the Underwriters, Members of the Syndicates the definitive numbers of which and the proportions reinsured described above.

Signed in                                 , on this              day of                     , 20__

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-RPP-201-14	I&L Endorsement No. 1 – Lloyd’s

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ACE TEMPEST REINSURANCE LIMITED

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	12.500%
Excess Layer 4	15.000%

Contract Year 2	Participation
Excess Layer 3	8.026%
Excess Layer 3	10.455%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-RPP-201-14	I&L Endorsement No. 1 – ACETR

DOC: May 31, 2015

Signed in                                 , on this              day of                     , 20__

ACE TEMPEST REINSURANCE LIMITED

BY:

TITLE:

Signed in                                 , on this              day of                     , 20__

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-RPP-201-14	I&L Endorsement No. 1 – ACETR

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ARCH REINSURANCE LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	5.000%
Excess Layer 4	0.000%

Contract Year 2	Participation
Excess Layer 3	3.211%
Excess Layer 4	0.000%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-RPP-201-14	I&L Endorsement No. 1 – ARCHL

DOC: May 31, 2015

Signed in                                 , on this              day of                     , 20__

ARCH REINSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20__

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-RPP-201-14	I&L Endorsement No. 1 – ARCHL

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

DAVINCI REINSURANCE LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	16.250%
Excess Layer 4	16.250%

Contract Year 2	Participation
Excess Layer 3	10.434%
Excess Layer 4	11.327%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-RPP-201-14	I&L Endorsement No. 1 – DAVI

DOC: May 31, 2015

Signed in                                 , on this              day of                     , 20__

DAVINCI REINSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20__

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-RPP-201-14	I&L Endorsement No. 1 – DAVI

DOC: May 31, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

RENAISSANCE REINSURANCE, LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	16.250%
Excess Layer 4	16.250%

Contract Year 2	Participation
Excess Layer 3	10.434%
Excess Layer 4	11.327%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-RPP-201-14	I&L Endorsement No. 1 – REN

DOC: May 31, 2015

Signed in                                 , on this              day of                     , 20__

RENAISSANCE REINSURANCE, LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20__

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-RPP-201-14	I&L Endorsement No. 1 – REN

DOC: May 31, 2015